                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       CYPROS PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       CYPROS PHARMACEUTICAL CORPORATION
                             2714 LOKER AVENUE WEST
                           CARLSBAD, CALIFORNIA 92008

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON TUESDAY, JANUARY 28, 1997
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cypros Pharmaceutical
Corporation (the "Company") will be held at the Company's executive offices, 2714 Loker Avenue West, Carlsbad, California 92008 on Tuesday, January 28, 1997 at 10:00 a.m. (local time), for the following purposes:

          (1) To elect members of the Board of Directors to serve for the ensuing year and until their successors are elected;

          (2) To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 31, 1997; and

          (3) To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on November 29, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of the Company's Common Stock at the close of business on the record date are entitled to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          David W. Nassif, Secretary

Carlsbad, California
December 2, 1996

                             YOUR VOTE IS IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, IF YOU SO DESIRE, BUT WILL HELP THE COMPANY SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORDHOLDER A PROXY ISSUED IN YOUR NAME.

                       CYPROS PHARMACEUTICAL CORPORATION
                             2714 LOKER AVENUE WEST
                           CARLSBAD, CALIFORNIA 92008
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON TUESDAY, JANUARY 28, 1997
                            ------------------------

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is furnished to the shareholders of Cypros Pharmaceutical Corporation, a California corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Company's executive offices on January 28, 1997 at 10:00 a.m. (local time), and at any and all adjournments and postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

     The executive offices of the Company are located at 2714 Loker Avenue West, Carlsbad, California 92008. The telephone number is 619-929-9500. This Proxy Statement and the accompanying form of proxy will be mailed to shareholders entitled to vote at the Annual Meeting on or about December 6, 1996.

     A form of proxy is enclosed for your use. The shares represented by each properly executed, unrevoked proxy will be voted as directed by the shareholder for the nominees to the Board of Directors and for any other matter to be brought before the shareholders. If no direction is made, the shares represented by each properly executed proxy will be voted for management's nominees for the Board of Directors and for each other matter brought before the shareholders.

     Any proxy given may be revoked at any time prior to the exercise thereof by filing with the Secretary of the Company at the Company's executive offices a written instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any shareholder present at the Annual Meeting who has given a proxy may withdraw it and vote his shares in person if such shareholder so desires. Attendance at the meeting will not, by itself, revoke a proxy.

     It is contemplated that the solicitation of proxies will be made primarily by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and may reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, telegraph, or in person to request that proxies be furnished. No additional compensation will be paid to directors, officers or other regular employees of the Company for such services. All expenses incurred in connection with this solicitation, including preparation, assembly, printing and mailing of this Proxy Statement, will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

     Only holders of record of the Company's Common Stock, no par value, at the close of business on November 29, 1996, are entitled to notice of and to vote at the Annual Meeting. As of November 29, 1996, the Company had issued and outstanding 11,613,748 shares of Common Stock.

     Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. At the Annual Meeting, with respect to the election of directors only, each shareholder will have the right to cumulate votes for any candidate or candidates whose name(s) have been placed in nomination prior to voting, provided such shareholder has given notice at the Annual Meeting prior to the voting for Directors of the shareholder's intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes. If any such notice is given, then management intends to cumulate votes for all shares for which it holds proxies at the Annual Meeting. If such cumulative voting rights are exercised, each share will have the number of votes for Directors which equals the number of Directors to be elected (five). Such votes may be cast for one nominee or allocated among two or more nominees. Unless the proxy holders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxy holders discretionary authority to cumulate votes. In the event that the Board of Directors deems it appropriate, proxies may be cumulated and distributed unequally among the five nominees identified herein in order to ensure the election of the maximum number of such nominees. The five nominees receiving the highest number of votes at the Annual Meeting will be elected.

     Votes at the Annual Meeting, including those cast in person or by proxy, will be tabulated by the Inspector of Elections appointed by the Board of Directors, who will separately tabulate affirmative and negative votes, abstentions and non-votes. Abstentions from voting and broker non-votes will be counted for purposes of determining the existence of a quorum, but are not counted for any purpose in determining whether a matter has been approved.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified, or until such Director's earlier death, resignation or removal. The Board of Directors is presently composed of five members. The following persons are nominees for election as Directors of the Company, have each consented to serve as a Director if elected and are presently serving as Directors of the Company: Dr. Paul J. Marangos, Robert F. Alnutt, Digby W. Barrios, Virgil D. Thompson and Dr. Robert A. Vukovich.

     The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected Directors of the Company. Management proxies will be voted FOR the election of all of the above-named nominees unless the shareholder indicates that the proxy shall not be voted for all or any one of the nominees. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                             OF THE ABOVE NOMINEES.

     Set forth below is certain information with respect to the nominees for Director of the Company:

               NAME                  AGE                     POSITION
-----------------------------------  ---   --------------------------------------------
Paul J. Marangos, Ph.D. ...........  49    Chairman of the Board, President, Chief
                                             Executive Officer and Director
Robert F. Allnutt(1)...............  61    Director
Digby W. Barrios...................  58    Director
Virgil Thompson(2).................  57    Director
Robert A. Vukovich, Ph.D.(1)(2)....  53    Director

---------------
(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     PAUL J. MARANGOS, Ph.D., has been President and Chairman of the Board since he co-founded the Company in November 1990. He became the Chief Executive Officer of the Company in February 1993.

From April 1988 to November 1990, he was Senior Director of Research at Gensia Pharmaceuticals, Inc., a biotechnology company. From 1980 to 1988, he was Chief of Neurochemistry in the Biological Psychiatry Branch, National Institute of Mental Health. Dr. Marangos obtained his doctorate in biochemistry from the University of Rhode Island and did his post-doctoral work at the Roche Institute of Molecular Biology. He has published 250 research papers and four books in the field of biochemistry and pharmacology and is the recipient of the A.E. Bennett Award in Biological Psychiatry (1980). Dr. Marangos' most recent book published in July 1992 is entitled Emerging Strategies in Neuroprotection. He is a member of the Society for Neuroscience and the American Academy for the Advancement of Science. Dr. Marangos is the founding editor of the Journal of Molecular Neuroscience published by Humana Press.

     ROBERT F. ALLNUTT has been a Director of the Company since November 1996. He has been a management consultant since February 1995. Mr. Allnutt was Executive Vice President of the Pharmaceutical Manufacturers Association from May 1985 until February 1995. Mr. Allnutt is also a director of Cortex Pharmaceuticals, Inc., a developer of pharmaceuticals to treat age-related degenerative diseases and disorders, and Penederm, Inc., a developer and marketer of specialized dermatology products.

     DIGBY W. BARRIOS has been a Director of the Company since February 1993. He has been a management consultant since June 1992. Mr. Barrios held various management positions at Boehringer Ingelheim Corporation, a manufacturer of pharmaceuticals and fine chemicals, from January 1983 to June 1992, the last five years of which he was President and Chief Executive Officer. He is also a director of Roberts Pharmaceutical Corporation, an international pharmaceutical company, which licenses, acquires, develops and commercializes post-discovery drugs in selected therapeutical categories, and Sepracor, Inc., which develops improved chemical entities that are enhanced forms of existing, widely sold pharmaceuticals.

     VIRGIL D. THOMPSON has been a Director of the Company since January 1996. He has been the President and Chief Executive Officer and a member of the Board of Directors of Cytel Corporation since January 1996. He was the President and Chief Executive Officer of CIBUS Pharmaceutical, Inc. from July 1994 to January 1996. Prior thereto, he was the President of Syntex Laboratories, Inc. ("Syntex") from August 1991 to August 1993 and an Executive Vice President of Syntex from March 1986 to August 1991. Mr. Thompson is also a director of Biotechnology General Corporation, which develops, manufactures and markets genetically-engineered and other products for human health care, and Aradigm Corporation, which develops non-invasive pulmonary drug delivery products.

     ROBERT A. VUKOVICH, PH.D., has been a Director of the Company since August 1992. Since 1983, he has been Chairman of the Board, President and Chief Executive Officer of Roberts Pharmaceutical Corporation. Prior thereto, he was the Director of the Division of Developmental Therapeutics for Revlon Health Care Group from 1979 to 1983. Dr. Vukovich received a doctorate in pharmacology and pathology from Jefferson Medical College, Philadelphia.

MEETINGS; ATTENDANCE; COMMITTEES

     The Board of Directors held 10 meetings during the fiscal year ended July 31, 1996. Each of the Directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. The Board of Directors has an Audit Committee, which met twice during the last fiscal year, and a Compensation Committee, which met twice during the last fiscal year. The Board does not have a Nominating Committee. In practice, the entire Board performs the function of a Nominating Committee.

     The Audit Committee of the Board of Directors is responsible for reviewing and supervising the financial controls of the Company, including the selection of the Company's auditors, the scope of the audit procedures, the nature of the services to be performed by and the fees to be paid to the Company's independent auditors, and any changes in the accounting standards of the Company. The Audit Committee meets with the Company's independent auditors twice annually. The Audit Committee is composed of two non-employee directors: Mr. Alnutt and Dr. Vukovich.

     The Compensation Committee of the Board of Directors is responsible for setting the initial salary and stock option grant for new executive officers, for making salary adjustments, awarding bonuses and/or additional stock option grants to executive officers, and for developing incentive compensation programs for such officers. The Compensation Committee is composed of two non-employee directors: Mr. Thompson and Dr. Vukovich.

DIRECTOR COMPENSATION

     The Company compensates its non-employee Directors for their service on the Board with an annual grant of 10,000 stock options under the 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Options granted under the Directors' Plan have an exercise price equal to 85% of the fair market value of the Common Stock (as determined by the Board) on the date of the grant and vest in 48 equal monthly installments commencing on the date of the grant, provided the non-employee Director serves continuously on the Board during the month. The Company also reimburses its directors who are not employees for their reasonable expenses incurred in attending meetings. No additional fees are paid for participation in committee meetings. Directors who are officers of the Company receive no additional compensation for Board service. Therefore, Dr. Marangos received no additional compensation for Board service in fiscal 1996.

        PROPOSAL 2 -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Pursuant to the recommendation of its Audit Committee, the Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for the fiscal year ending July 31, 1997, subject to ratification of such appointment by the shareholders. Ernst & Young LLP has audited the Company's financial statements and prepared its federal and state tax returns since 1992. A representative of Ernst & Young LLP will be available at the Annual Meeting to respond to appropriate questions or make such statements as such representative deems appropriate.

     Shareholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION
                     OF THE SELECTION OF ERNST & YOUNG LLP.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain compensation paid by the Company to its Chief Executive Officer and each of the other most highly compensated current executive officers of the Company who earned more than $100,000 in the fiscal year ended July 31, 1996 (collectively, the "Named Executive Officers") for services rendered to the Company for the fiscal years ended July 31, 1996, 1995 and 1994(1):

                           SUMMARY COMPENSATION TABLE

                                                                        ANNUAL     COMPENSATION
       NAME AND PRINCIPAL POSITION                                       YEAR         SALARY
------------------------------------------                              ------     ------------
Paul J. Marangos......................................................   1996        $195,000
  Chairman, President and                                                1995        $183,462
  Chief Executive Officer                                                1994        $165,000
Anthony W. Fox........................................................   1996        $165,038
  Vice President of Drug Development                                     1995        $151,058
David W. Nassif.......................................................   1996        $133,269
  Vice President, Chief Financial Officer                                1995        $118,846
  and Secretary

---------------
(1) For the fiscal year ended July 31, 1994, no executive officer of the Company other than the Chief Executive Officer received cash compensation of more than $100,000.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its executive officers under the 1992 Stock Option Plan (the "1992 Plan").

OPTION GRANTS IN LAST FISCAL YEAR

     The Company did not grant any stock options to the Named Executive Officers during the fiscal year ended July 31, 1996.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table presents certain information with respect to option exercises during the fiscal year ended July 31, 1996 by each of the Named Executive Officers and the value at July 31, 1996 of unexercised options held by such individuals. The value of unexercised options reflects the increase in market value of the Company's Common Stock from the date of grant through July 31, 1996 (the last trade in the Company's Common Stock on that date was executed at $4.50 per share). The value actually realized upon future option exercises by the Named Executive Officers will depend on the value of the Company's Common Stock at the time of exercise.

                AGGREGATED OPTION EXERCISES IN 1996 FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                               SHARES                  UNDERLYING OPTIONS AS OF          IN-THE-MONEY OPTIONS AT
                              ACQUIRED                       FY-END(#)(1)                     FY-END($)(2)
                                 IN         VALUE     ---------------------------     -----------------------------
           NAME              EXERCISE(#)   REALIZED   EXERCISABLE   UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------------  -----------   --------   -----------   -------------     -----------     -------------
Paul J. Marangos(CEO)......      None        None          None           None                --              --
Anthony W. Fox.............      None        None        81,249         68,751                --              --
David W. Nassif............      None        None        77,864         47,136         $ 146,745         $54,505

---------------
(1) Includes both in-the-money and out-of-the-money options. "In-the-money" options are options with exercise prices below the market price of the Company's Common Stock.

(2) Based on the fair market value of the underlying shares on the last day of the fiscal year less the exercise or base price. Excludes out-of-the-money options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Dr. Marangos has an employment agreement with the Company until August 1997, pursuant to which he is employed as Chairman of the Board of Directors, President and Chief Executive Officer of the Company at an annual salary of $195,000 per year. Pursuant to an amendment executed in October 1996, the expiration date of the agreement was extended through August 31, 1999 and Dr. Marangos' salary was increased to $216,500. Dr. Marangos' employment agreement contains certain provisions concerning maintenance of confidential information of the Company and assignment of inventions by the Company. In the event that the Company terminates Dr. Marangos' employment with or without cause in accordance with the agreement, Dr. Marangos is entitled to continue to receive base salary and benefits for a period of 12 months following termination.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

  Compensation Philosophy

     The Company's executive compensation programs are designed to attract and retain executives capable of leading the Company to meet its business objectives and to motivate them to enhance long-term shareholder value. The Company's compensation of executive officers generally has been comprised of a cash salary and stock option grants under the 1992 Plan.

  Base Salary

     The Compensation Committee uses a number of factors in setting the base salary of a new executive officer, including the officer's credentials and previous compensation package and the average salary for such position as reported in various industry group surveys that the Compensation Committee uses. The surveys that the Compensation Committee uses generally include companies that are in the development stage with no more than 50 employees, a narrower group of companies than those in the Nasdaq Pharmaceutical Stocks group shown on the Company's Stock Price Performance Graph. Subsequent salary increases are based upon reviews of each officer's performance in helping the Company to achieve its business objectives, including the advancement of its clinical and research programs, product acquisitions, sales growth, capital raising and cost containment, and ultimately, the performance of the Company's stock price. The Company's financial position is also a factor that is considered by the Compensation Committee.

  Stock Option Grants

     Each incoming executive officer is given a stock option grant under the 1992 Plan at the time of employment in order to provide a long-term incentive and align executive officer and shareholder long-term interests by creating a direct link between executive compensation and shareholder return. Stock options are granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of the grant. In order to facilitate long-term incentives through the option grants, options are generally subject to monthly vesting over a 48-month period and are exercisable for 10 years.

     The initial grant and any subsequent grants to an executive officer is determined by the Compensation Committee in much the same way that the officer's base salary is determined.

  Chief Executive Officer

     The increase in the annual salary of Dr. Marangos to $216,500 in October 1996 was based upon a decision of the Compensation Committee after evaluating his performance since March of 1995, the date of his last evaluation, and conducting a comparison of his compensation package with that of Chief Executive Officers of other publicly held biopharmaceutical companies. Critical to the Committee's decision was (a) the acquisition of Glofil and Inulin and their subsequent increase in sales, (b) the building of the Company's operational base, including the sales and marketing and customer service force and the opening of the Company's licensed drug distribution facility, (c) the continued progress of the Company's pre-clinical and clinical programs, (d) the raising of $9 million in additional capital for the Company, and (d) the containment of costs throughout this period of rapid growth.

  Chief Executive Officer Bonus

     The employment agreement for the Chief Executive Officer allows for the payment of an annual bonus in the sole discretion of the Compensation Committee, based upon the annual performance evaluation for such officer. While the Company and Dr. Marangos met most of their goals and objectives for the 1996 fiscal year, the Compensation Committee determined that the Company was not in a position to pay Dr. Marangos a cash bonus. For this same reason, the Company has not yet instituted a cash bonus plan for the Company's other executive officers. The Compensation Committee did approve a grant to Dr. Marangos of options on 25,000 shares of Common Stock under the 1992 Plan with the same general terms set forth above.

  Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The Compensation Committee has determined that stock options granted under the 1992 Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be treated as "performance-based compensation."

                                          Compensation Committee
                                          Virgil D. Thompson
                                          Robert A. Vukovich
---------------
(1) The material in this report and in the following stock price performance presentation is not soliciting material, is not deemed filed with the U.S. Securities and Exchange Commission (the "SEC") and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 as amended, or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

STOCK PRICE PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock, based on its market price and assuming reinvestment of dividends, with the cumulative total return of companies on the Nasdaq Stock Market (U.S. common stocks) and the Nasdaq Pharmaceutical Stocks group for the period beginning November 30, 1992 (the end of the month in which the Company's Common Stock first began trading) through the Company's fiscal year ended July 31, 1996. The Company's Common Stock was initially offered to the public and subject to securities registration on November 3, 1992. This graph assumes that the value of the investment in the Company's Common Stock and each of the comparison groups was $100 on November 30, 1992 and that all dividends were reinvested at the time they were paid.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
         CYPROS PHARMACEUTICAL CORPORATION, THE NASDAQ STOCK MARKET AND
                          NASDAQ PHARMACEUTICAL STOCKS

        MEASUREMENT PERIOD                                                        NASDAQ
      (FISCAL YEAR COVERED)               CYPROS         NASDAQ COMPOSITE     PHARMACEUTICALS
11/30/92                                           100                 100                 100
7/30/93                                             64                 108                  73
7/29/94                                            131                 110                  65
7/30/95                                            231                 155                  92
7/30/96                                            115                 170                 109

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of November 21, 1996 by (i) all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, (ii) each nominee for Director, (iii) the Named Executive Officers, and (iv) all officers and directors of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                  NUMBER OF SHARES        PERCENTAGE
                       NAME AND ADDRESS                          BENEFICIALLY OWNED        OF TOTAL
---------------------------------------------------------------  ------------------       ----------
Paul J. Marangos(1)............................................       1,622,020              14.0%
  2714 Loker Avenue West
  Carlsbad, California 92008
Bernard B. Levine(2)...........................................       1,283,832              11.0
  P.O. Box 2635
  La Jolla, CA 92038-2635
Robert F. Allnutt(3)...........................................           1,520                 *
Digby W. Barrios(4)............................................          77,625                 *
Virgil D. Thompson(5)..........................................           5,729                 *
Robert A. Vukovich(6)..........................................         119,187               1.0
Anthony W. Fox(7)..............................................         100,478                 *
David W. Nassif(8).............................................          92,916                 *
All officers and directors, as a group (8 persons)(9)..........       2,037,141              17.0

---------------

   * Less than one percent.
 (1) Includes 1,562 shares issuable upon options exercisable within 60 days.
 (2) Includes 10,750 shares issuable upon options exercisable within 60 days.
 (3) Includes 520 shares issuable upon options exercisable within 60 days.
 (4) Includes 72,625 shares issuable upon options exercisable within 60 days.
 (5) Includes 5,729 shares issuable upon options exercisable within 60 days.
 (6) Includes 79,187 shares issuable upon options exercisable within 60 days.
 (7) Includes 96,874 shares issuable upon options exercisable within 60 days.
 (8) Includes 91,821 shares issuable upon options exercisable within 60 days.
 (9) Includes 362,381 shares issuable upon options exercisable within 60 days.

                       TRANSACTIONS WITH RELATED PARTIES

     During the fiscal year ended July 31, 1996, the Company issued non-qualified stock option grants to two of its Board members, Dr. Bernard B. Levine and Dr. Robert A. Vukovich, under the 1992 Plan. One grant to Dr. Levine of options on 34,000 shares was in recognition of Board service for the preceding three years. Dr. Levine was not eligible for either an original grant or an annual grant under the Directors' Plan for Board service. A second grant to Dr. Levine and a grant to Dr. Vukovich, each one for options on 35,000 shares, represented recognition of their substantial efforts on behalf of the Company in furthering the Company's business development and clinical programs. All three of these grants have 24-month vesting provisions, 10-year lives and exercise prices at a 15% discount to the market price on the date of the grant. Since both Dr. Levine and Dr. Vukovich were members of the Audit Committee at the time of these grants, these grants were approved unanimously by the Board of Directors with Dr. Levine and Dr. Vukovich absent from the deliberations.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the directors and executive officers of the Company and persons who own more than ten percent of the Company's Common Stock (i) to file with the SEC and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of the Company's Common Stock and (ii) to furnish the Company with a copy of each such report.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended July 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders are advised that any shareholder proposal intended for consideration at the 1998 Annual Meeting must be received by the Company, at the address set forth on the first page of this Proxy Statement, no later than August 8, 1997, to be included in the proxy material for the 1998 Annual Meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and utilize certified mail, return receipt requested, in order to ensure timely delivery.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, as filed with the SEC, including the financial statements and financial statement schedules but excluding exhibits, is being provided to shareholders together with this Proxy Statement. Upon written request, the Company will furnish to shareholders a copy of the exhibits to such Annual Report on Form 10-K, upon payment of a fee limited to the Company's reasonable expenses in furnishing such exhibits. Such requests should be directed to the Chief Financial Officer, at the Company's executive offices, 2714 Loker Avenue West, Carlsbad, California 92008.

                                 OTHER MATTERS

     The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before the Annual Meeting, the persons voting the proxies will vote them in accordance with their best judgment.

     THE SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors,

                                          David W. Nassif, Secretary

Carlsbad, California
December 2, 1996

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                       CYPROS PHARMACEUTICAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints PAUL J. MARANGOS and DAVID W. NASSIF, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Cypros Pharmaceutical Corporation (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of Cypros to be held at Cypros's offices, 2714 Loker Avenue West, Carlsbad, California on Tuesday, January 28, 1997 at 10:00 a.m. local time, and at all adjournments thereof, upon the following matters:

    The Board of Directors recommends votes for:

(1) Election of Paul J. Marangos, Robert F. Allnutt, Digby W. Barrios, Virgil D. Thompson and Robert A. Vukovich as Directors of the Company to serve until the 1998 Annual Meeting or until their successors are elected and qualified.

               [ ] FOR all nominees listed above                                   [ ] WITHHOLD AUTHORITY
           (except as marked to the contrary below)                         to vote for all nominees listed above

 (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

(2) To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending July 31, 1997

           [ ] FOR         [ ] AGAINST         [ ] WITHHOLD

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED. WHEN PROPERLY EXECUTED, THIS PROXY ALSO AUTHORIZES THE PROXY HOLDERS TO ACT IN ACCORDANCE WITH THEIR DISCRETION UPON ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated:
------------------------------              ------------------------------------
                                                         Signature

                                            ------------------------------------
                                                         Print Name

                                            ------------------------------------
                                                Signature (if held jointly)

                                            ------------------------------------
                                                         Print Name

                                            Please sign exactly as your name
                                            appears hereon. If the stock is
                                            registered in the names of two or
                                            more persons, each should sign.
                                            Executors, administrators, trustees,
                                            guardians and attorneys-in-fact
                                            should add their titles. If signer
                                            is a corporation, please give full
                                            corporate name and have a duly
                                            authorized officer sign, stating
                                            title. If signer is a partnership,
                                            lease sign in partnership name by
                                            authorized person.

                                               PLEASE VOTE, DATE AND PROMPTLY
                                                    RETURN THIS PROXY IN
                                             THE ENCLOSED RETURN ENVELOPE WHICH
                                                         IS POSTAGE
                                              PREPAID IF MAILED IN THE UNITED
                                                          STATES.